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                                                                   Exhibit 10.81


                           DOMESTIC SECURITY AGREEMENT


         This SECURITY AGREEMENT ("Security Agreement") is made as of this 31st day of March, 2000 by and among Ha-Lo Industries, Inc., an Illinois corporation ("Company") and such other persons or entities which from time to time become parties hereto (collectively, including the Company, the "Debtors" and individually each a "Debtor") and Comerica Bank, a Michigan banking corporation, as Agent for and on behalf of the Banks (as defined below) ("Secured Party").

                                    RECITALS

         A. WHEREAS, pursuant to that certain Ha-Lo Industries, Inc. Revolving Credit Agreement dated as of March 31, 2000 (as amended or otherwise modified from time to time, the "Credit Agreement"), among Company, the Canadian Permitted Borrower (as defined in the Credit Agreement), each of the financial institutions party thereto (collectively, the "Banks") and Secured Party, as Agent for the Banks, the Banks have agreed, subject to the satisfaction of certain terms and conditions, to make Advances to Company of the Revolving Credit, the Swing Line and to provide for the issuance of Letters of Credit for the account of Company, individually, or jointly and severally with certain of the other Account Parties (as such terms are defined in the Credit Agreement), as provided therein; and

         B. WHEREAS, each of the Debtors (other than the Company) has executed and delivered a guaranty (as amended or otherwise modified from time to time, the "Guaranty") of the obligations of the Company under the Credit Agreement; and

         C. WHEREAS, the obligations of the Company under the Credit Agreement and the obligations of each Debtor (other than the Company) under the Guaranty are to be secured pursuant to this Agreement.

         NOW, THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         I. CREATION OF SECURITY INTEREST

         As security for the Secured Obligations (hereinafter defined), each Debtor hereby pledges and grants to Secured Party, as Agent for and on behalf of Banks, a security interest in the following described property of Debtor (the "Collateral"):

                  (a) all inventory, goods (including returned or repossessed goods and all goods the sale of which gives rise to accounts receivable, contract rights, chattel paper, general


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         intangibles or instruments), merchandise and other personal property, in each case whether now owned or hereafter produced, manufactured or acquired by such Debtor which are held for sale or lease or are furnished or to be furnished under a contract of service or are raw materials, work in process or materials used or consumed or to be used or consumed in such Debtor's business;

                  (b) all accounts; accounts receivable; contract rights; general intangibles; chattel paper and instruments (including without limitation instruments evidencing any obligation to such Debtor for payment for goods sold or leased or services rendered or otherwise) together with all payments thereon or thereunder; tax refunds; goodwill; licenses, permits and privileges; customer lists; rights of indemnification;

                  (c) all machinery, equipment, furniture and other tangible personal property and fixtures of such Debtor, together with all accessions, additions, accessories, parts and equipment now or hereafter affixed thereto or used in connection therewith;

                  (d) all patents, trademarks, copyrights and other intellectual property and proprietary rights, including without limitation those items of property listed in Schedule I hereto;

                  (e) all Intercompany Notes issued in favor of such Debtor;

                  (f) all investment property of such Debtor; and

                  (g) the balance from time to time in all bank and depository accounts of such Debtor and all amounts in any lockbox or in any collateral account, including all funds on deposit therein, all investments arising out of such funds, all claims thereunder or in connection therewith, and all cash, instruments, securities, rights and other property at any time and from time to time received, receivable, or otherwise distributed in respect of such accounts, such funds or such investments;

whether any such property is now owned or hereafter acquired or existing by such Debtor, and all records (including computer software) pertaining to the foregoing, and all substitutions for, all proceeds and all products of the foregoing, including insurance proceeds, to the fullest extent permitted by law, subject in each case only to the Permitted Liens. The pledge and grant of a security interest in proceeds hereunder shall not be deemed to give such Debtor any right to dispose of any of the Collateral except as provided in the Credit Agreement. Notwithstanding the foregoing, the Collateral does not include ownership interests in any Debtor.


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         II. DEBTORS' OBLIGATIONS

         A. PAYMENT OF SECURED OBLIGATIONS. The security interest created herein by each Debtor is given as security for the discharge and performance of the following obligations: all of any Company's and any Debtor's obligations contained in or arising under or in connection with the Credit Agreement, any Note (issued), the Letter of Credit Agreements and any Letters of Credit issued thereunder, the Guaranty, any Interest Rate Protection Agreements, any other Loan Document or any other document or instrument executed in connection therewith, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due to become due, together with interest thereon; and also as security for all other Indebtedness, and any judgments that may hereafter be rendered on such Indebtedness or any part thereof, with interest according to the rates and terms specified, or as provided by law, and any and all replacements, consolidations, amendments, renewals or extensions of the foregoing (collectively herein called the "Secured Obligations").

         B. PROTECTION OF COLLATERAL. Each Debtor shall take any and all reasonable steps required to protect the Collateral, and in pursuance thereof, each such Debtor agrees that:

                  (1) The Collateral will not be misused, wasted or allowed to deteriorate, except for the ordinary wear and tear of its intended primary use or to the extent no longer useful or necessary to such Debtor's business, and will at all times be maintained in accordance with the applicable terms of the Credit Agreement.

                  (2) The Collateral described in Section I.(a) and (c) will be insured with insurance coverage in such amounts and of such types as are customarily covered by companies similar in size or nature. In the case of all such insurance policies, each such Debtor shall designate the Secured Party, on behalf of Banks, as mortgagee and loss payee and such policies shall provide that any loss be payable to each such Debtor and Secured Party, on behalf of Banks, as mortgagee and loss payee, as their respective interests may appear. Further, upon the request of the Secured Party acting at the request of the Banks, each such Debtor shall deliver copies of all said policies, including all endorsements thereon and those required hereunder, or certificates evidencing the same, to Secured Party; and each such Debtor assigns to Secured Party, on behalf of Banks, as additional security hereunder, all its rights to receive proceeds of insurance with respect to the Collateral. All such insurance shall, by its terms, provide that no cancellation, lapse (including without limitation any lapse for non-payment of premiums) or material change in coverage shall become effective until thirty (30) days after receipt by Secured Party of written notice from the applicable carrier. Each Debtor further shall provide Secured Party upon request with evidence reasonably satisfactory to Secured Party that each such Debtor is at all times in compliance with this paragraph. During the continuance of an Event of Default, Secured Party may act as each such Debtor's attorney-in-fact in obtaining, adjusting, settling and compromising such insurance and endorsing any drafts. Upon default in this covenant, Secured Party may procure such insurance and its costs therefor shall be charged to Company, payable on demand, with interest at the highest rate set forth in the Credit Agreement and added to the Secured Obligations secured hereby. The disposition of proceeds of any insurance on the Collateral ("Insurance Proceeds") shall be treated as an Asset Sale.


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                  (3) The Collateral is located in the premises set forth on
Schedule II, and will not be moved to premises other than those set forth on
Schedule II, and such other locations with respect to which each such Debtor shall have executed and delivered to Secured Party all financing statements and other documents and instruments necessary to perfect or continue the perfection of the Secured Party's security interest in the Collateral; provided, however, Collateral consisting of demo Inventory used by sales representatives need not be located at the premises set forth on Schedule II. Subject to the applicable terms of the Credit Agreement, upon reasonable request therefor by the Secured Party, each such Debtor will inform the Secured Party in writing of the whereabouts of the Collateral and Debtor will promptly arrange for any inspections requested by the Secured Party, on behalf of Banks.

                  (4) Each such Debtor shall comply with all applicable laws, rules, ordinances, regulations and orders of any governmental authority, whether federal, state, local or foreign in effect from time to time with respect to the Collateral, to the full extent required under the Credit Agreement.

                  (5) Secured Party, on behalf of the Banks, may, subject to the applicable terms of the Credit Agreement, examine and inspect the Collateral at any time wherever located.

         C. PROTECTION OF SECURITY INTEREST. Each Debtor agrees that:

                  (1) Except as permitted by the Credit Agreement, it will not sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein or offer to do so (other than the sale or lease of inventory in the ordinary course of business) without the prior written consent of Secured Party, given at the written direction or with the written approval of the requisite Banks, and will not create, incur, assume or suffer to exist any mortgage, pledge, encumbrance, security interest, lien or charge of any kind upon any of the Collateral (or any interest therein or portion thereof), other than in favor of Secured Party, on behalf of the Banks and liens permitted under the Credit Agreement.

                  (2) It will, subject to the applicable terms of the Credit Agreement, to the full extent required under the Credit Agreement, pay all taxes including, without limitation, any maintenance fees payable on any registered patents and any fees in connection with any required filings in connection with any pending or registered trademarks, assessments, governmental charges and levies upon the Collateral or for its use or operation.

                  (3) It will, subject to the applicable terms of the Credit Agreement, sign and execute alone or with Secured Party any financing statement or other document (including without limitation, filings required in connection with any pending or registered trademark) or procure any documents and pay all connected costs, reasonably necessary to protect the security interest under this Security Agreement against the rights or interests of third persons.


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                  (4) It will, subject to the applicable terms of the Credit
Agreement, reimburse Secured Party for all reasonable costs, including reasonable attorneys' fees, incurred for any action taken by Secured Party to remedy an Event of Default of Debtor which Secured Party elects to remedy pursuant to its rights under Paragraph V hereof.

                  (5) It will, subject to the applicable terms of the Credit Agreement,

                           (i) allow Secured Party, or any Bank, to examine, audit and inspect such Debtor's books, accounts, and other records relating to the Collateral wherever located at all reasonable times during normal business hours, upon oral or written request of Secured Party, and to make and take away copies of any and all such books, accounts, records and ledgers; An examination of the records or properties of the Company may require revealment of proprietory and/or confidential data and information; the parties hereto acknowledge that the provisions of Section 13.12 of the Credit Agreement (as to confidentiality) are incorporated herein.

                           (ii) punctually and properly perform all of its covenants and duties under any other security agreement, mortgage, collateral document, pledge agreement or contract of any kind now or hereafter existing as security for or in connection with payment of the Secured Obligations, or any part thereof;

                           (iii) perform its obligations under and comply with the terms and provisions of the Credit Agreement and the other Loan Documents to which it is or may become a party;

                           (iv) keep, at the addresses designated on Schedule II and such additional addresses as may be provided from time to time for its records, all records concerning the Collateral, which records will be of such character as will enable Secured Party or its designees to determine at any time the status of the Collateral;

                           (v) give Secured Party not less than thirty (30) days prior written notice of all contemplated changes in such Debtor's name, legal structure, or chief executive office, or in the location of the Collateral or such Debtor's records concerning same and, prior to making any such changes, file or cause to be filed all financing statements or amendments or other documents or instruments determined by Secured Party to be reasonably necessary or appropriate to establish and maintain a valid first priority security interest in all the Collateral in accordance with the terms hereof;

                           (vi) promptly furnish Secured Party with any information in writing which Secured Party may reasonably request concerning the Collateral;

                           (vii) to the extent required under the Credit Agreement, promptly notify Secured Party of any material claim, action or proceeding affecting the Collateral and title therein, or in any part thereof, or the security interest created herein, and, at the request of the


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         Secured Party, appear in and defend, at such Debtor's expense, any such action or proceeding;

                           (viii) promptly, after being requested by Secured Party, pay to Secured Party the amount of all reasonable expenses, including reasonable attorneys' fees and other legal expenses, incurred by Secured Party pursuant to and in accordance with the Credit Agreement in protecting and maintaining the Collateral or its rights hereunder, or in connection with any audit or inspection of the Collateral pursuant to the terms hereof and in accordance with the Credit Agreement, and in enforcing the security interest created herein; and

                           (ix) allow Secured Party, upon and so long as there exists any Event of Default, to correspond with its account debtors to confirm its accounts receivable and obligors under any contracts.

                  (6) With respect to any Collateral of a kind requiring an additional security agreement, financing statement, or other writing to perfect a security interest therein in favor of Secured Party, on behalf of Banks, such Debtor will forthwith upon demand by Secured Party execute and deliver to Secured Party on behalf of Banks, whatever documentation the Secured Party or the Majority Banks shall reasonably deem necessary or proper for such purpose. Should any covenant, duty or agreement of such Debtor fail to be performed in accordance with its terms hereunder resulting in an Event of Default, Secured Party may, but shall never be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of such Debtor, and any amount expended by Secured Party in such performance or attempted performance shall become part of the Secured Obligations, and, at the request of Secured Party, such Debtor agrees to pay such amount to Secured Party upon demand at Secured Party's office in Detroit, Michigan together with interest thereon at the highest rate at which interest accrues on amounts after the same become due pursuant to the terms of the Credit Agreement, from the date of such expenditure by Secured Party until paid. With respect to any Collateral (other than goods) in which such Debtor acquires any rights subsequent to the date hereof and which, under applicable law, a security interest is or can be perfected by possession, upon request of the Secured Party or the Majority Banks, such Debtor agrees to deliver possession of such Collateral to Secured Party immediately upon its acquisition of rights therein. Debtor acknowledges that while Secured Party and the Banks have elected, as of the date hereof, not to require the delivery (with endorsement of liens thereon) of certificates of title covering Debtors' motor vehicles, or to require the execution of appropriate fixture filings covering the Collateral which constitutes fixtures under applicable law, Secured Party and the Banks reserve the right, at any time (upon the following terms) to subsequently elect, by written notice to Debtors and Secured Party, to perfect the liens and security interests in fixtures established by this Security Agreement, Debtors shall furnish, or cause to be furnished, to Secured Party real property legal descriptions for all premises containing fixtures, real property title and tax searches and copies of prior surveys, all in form and substance reasonably acceptable to the Secured Party and the Bank.

                  (7) Investment Property. It will take any and all actions required or reasonably requested by the Secured Party, from time to time, to (i) cause the Secured Party to obtain exclusive


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control of any investment property owned by such Debtor in a manner reasonably acceptable to the Secured Party and (ii) obtain from any issuers of investment property and such other Persons, for the benefit of the Secured Party, written confirmation of the Secured Party's control over such investment property. For purposes of this Section C(7), the Secured Party shall have exclusive control of investment property if (i) such investment property consists of certificated securities and a Debtor delivers such certificated securities to the Secured Party (with appropriate endorsements if such certificated securities are in registered form); (ii) such investment property consists of uncertificated securities and either (x) a Debtor causes the issuer to register the Debtor's pledge of the investment property on the issuer's books and records or (y) the issuer thereof agrees, pursuant to documentation in form and substance satisfactory to the Secured Party, that it will comply with instructions originated by the Secured Party without further consent by such Debtor; and
(iii) such investment property consists of security entitlements either (x) the Secured Party becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to the documentation in form and substance satisfactory to the Secured Party, that it will comply with entitlement orders originated by the Secured Party without further consent by any Debtor.

                  (8) Except as permitted by the Credit Agreement or this Agreement, it will hold the proceeds of any of the Collateral (including accounts receivable and contracts) which is sold other than in the ordinary course of such Debtor's business in trust for Secured Party on behalf of the Banks, will not commingle said proceeds with any other funds, and, after and during the continuance of an Event of Default, will deliver such proceeds to Secured Party immediately upon its request.

                  (9) It will not, except as permitted under the Credit Agreement, grant any rebate, refund, allowance or credit on any account receivable, or on any amounts due under any accounts receivable, other than in the ordinary course of business, without Secured Party's prior written consent.

                  (10) If Secured Party, acting in its sole discretion, redelivers any Collateral to such Debtor or such Debtor's designee for the purpose of (i) the ultimate sale or exchange thereof, or (ii) presentation, collection, renewal, or registration of transfer thereof, or (iii) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing therewith preliminary to sale or exchange; such redelivery shall not constitute a release of Secured Party's security interest therein or in the proceeds thereof unless Secured Party, with the consent of the Banks, specifically so agrees in writing. If such Debtor requests any such redelivery, such Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Secured Party.

                  (11) Subject to the applicable terms of the Credit Agreement, Debtor shall take any and all other steps reasonably required under applicable law to perfect the lien and security interest established hereby in favor of Secured Party, on behalf of the Banks, including without limitation the execution, delivery and/or performance of appropriate acknowledgments, governmental acknowledgments, registrations or approvals, financing statements and other documents and

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instruments, and the registration, recording and/or filing of such instruments with such Persons and in such jurisdictions as necessary to perfect the security interest and lien established hereby.

         III. COLLECTION OF PROCEEDS; LOCKBOX; REMITTANCE BASIS AFTER DEFAULT.


         A. Within one hundred twenty (120) days following the date hereof, (i) each Debtor shall, at its sole expense, establish and maintain, during the entire term of this Agreement (or until the Agent, acting at the direction or with the concurrence of the Majority Banks in their sole discretion, shall notify Debtors that Debtors are no longer required to do
                  so) United States Post Office Lock Box(s) (the "Lock Box(es)"), to which Secured Party (directly, through a lock box in the name of Secured Party) (a "Secured Party Lock Box") or a Collection Bank (as defined below)) shall have exclusive access, and to which Debtors shall have no access; (ii) each Debtor shall, notify all account debtors and other parties obligated to it (excluding those being shipped c.o.d.) that all payments made on any account, invoice or other Collateral consisting of Inventory, excluding payments by electronic funds transfer, shall be remitted, for the credit of such Debtor, to a Secured Party Lock Box, or a Lock Box maintained by a Collection Bank and each such Debtor shall include a like statement on all invoices; and (iii) payments made by electronic funds transfer shall be made directly to the Cash Collateral Account (defined below), and each such Debtor shall so instruct its account debtors and other parties obligated to it. The Debtors shall execute all documents, authorizations and other agreements necessary to establish the Lock Boxes (and any blocked account agreements, agreements pertaining to Collection Accounts and related documentation), and Secured Party's exclusive access thereto (either directly, or through a Collection Bank, as set forth herein). For purposes of this Agreement, a "Collection Bank" shall mean any Bank (party to the Credit Agreement) selected by Debtor which has entered into a blocked account agreement with Secured Party and the applicable Debtor in form acceptable to the Majority Banks, such blocked account agreement to become operative immediately upon the occurrence of an Event of Default; and "Collection Account" shall mean a deposit account (subject to a blocked account agreement, as aforesaid), maintained with a Collection Bank. Each Debtor shall comply with the terms and conditions of each such blocked account agreement to which it is a party.

         B. Provided that no Default or Event of Default has occurred and is continuing under the Credit Agreement, (i) the Secured Party or the Collection Bank, as the case may be, shall forthwith upon receipt, release all checks, cash or other items received in the applicable Lock Box to the applicable Debtor (directly, or by deposit to a Collection Account), and
                  (ii) any collected funds credited to the Cash Collateral Account shall, but only to the extent received in good funds and not recoverable by any transmitting party, be released forthwith to the applicable Debtor, or upon the reasonable written instructions of such Debtor.


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         C.       Upon the occurrence and during the continuance of any Event of
                  Default under the Credit Agreement, (i) the Secured
                  Obligations shall be deemed to be on a "remittance basis",
                  (ii) no items or amounts remitted to a Lock Box or otherwise delivered by or for the benefit of a Debtor to Secured Party (or any Collection Bank) shall be released to any Debtor but, instead, shall, at Secured Party's option (exercisable at the direction or with the concurrence of the Majority Banks in their sole discretion), (x) be applied against the Secured Obligations, in the order and manner determined by the Majority Banks in their sole discretion or (y) be deposited to the credit of a non-interest bearing deposit account in the name of Agent, as Secured Party, each Debtor hereby authorizing Secured Party to establish such account for the benefit of such Debtor (subject to the terms hereof) and such sums to be held as security for payment of the Secured Obligations, but subject to application by the Secured Party, at any time (at the direction or with the concurrence of the Majority Banks in their sole discretion) against the Secured Obligations, in the order and manner as determined by the Majority Banks in their sole discretion; and (iii) no Debtor shall have any right whatsoever to withdraw any funds so deposited, and each Debtor further grants to Secured Party a first security interest in and lien on all funds on deposit in such Cash Collateral account. To the extent collected funds remain at any time on deposit in the Cash Collateral Account after the irrevocable payment and discharge in full of the Secured Obligations (and the irrevocable termination of any commitments), Secured Party shall release such surplus collected funds to or at the direction of the applicable Debtor, or as a court of competent jurisdiction shall otherwise require. Each Debtor hereby irrevocably authorizes and directs Secured Party to endorse all items received for deposit to the Cash Collateral Account, notwithstanding the inclusion on any such item of a restrictive notation, e.g., "paid in full", "balance of account", or other restriction.

         D. Furthermore, upon the occurrence and during the continuance of any Event of Default, any and all cash (including amounts received by electronic funds transfer), checks, drafts and other instruments for the payment of money received by each Debtor at any time, in full or partial payment of any of the Collateral consisting of Accounts or Inventory, shall forthwith upon receipt be transmitted and delivered to Secured Party (directly or through a Collection Bank), properly endorsed, where required, so that such items may be collected by Secured Party. Any such amounts and other items received by a Debtor following the occurrence and during the continuance of an Event of Default shall not be commingled with any other of such Debtor's funds or property, but will be held separate and apart from such Debtor's own funds or property, and upon express trust for the benefit of Secured Party and the Banks until delivery is made to Secured Party.

         E. Each Debtor agrees that neither Secured Party nor any Bank shall be liable for any loss or damage which such Debtor suffers or may suffer as a result of Secured Party's processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages,


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                  loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies hereunder, except for direct damages which arise from Secured Party's or any Bank's gross negligence or willful misconduct. Each Debtor further agrees to indemnify and hold Secured Party and the Banks harmless from and against all such third party claims, demands or actions, including without limitation litigation costs and reasonable attorney fees, except with respect to such claims, demands and actions which arise from Secured Party's or any Bank's gross negligence or willful misconduct.

         IV. DEFAULT

         The terms "Default" and "Event of Default", as used herein, shall mean the occurrence of a Default or an Event of Default, as the case may be, under the Credit Agreement.

         V. SECURED PARTY'S RIGHTS AND REMEDIES.

         In addition to its rights and remedies under the Credit Agreement and the other Loan Documents, and under applicable law, Secured Party shall have available to it the following rights and remedies upon occurrence and during the continuance of an Event of Default:

         A. RIGHT TO DISCHARGE DEBTOR'S OBLIGATIONS. Secured Party may, with the approval of the Majority Banks, discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral in violation of the terms hereof, whether senior or junior to the security interest herein granted, may remedy or cure any default of a Debtor under the terms of any lease, rental agreement, land contract or other document which in any way pertains to or affects such Debtor's title to or interest in any of the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral, unless such Debtor is contesting in good faith such obligations, and such Debtor agrees to reimburse Secured Party, on demand, for any reasonable payment made or any reasonable expense incurred by Secured Party pursuant to the foregoing authorization, with interest, which payments and expenses shall be secured by the Collateral.

         B. REMEDIES AND ENFORCEMENT. Secured Party shall have and may exercise, at the direction or with the approval of the Majority Banks, any and all rights of enforcement and remedies afforded to a secured party under the Uniform Commercial Code as adopted and in force in the State of Illinois or other applicable uniform commercial code (or other applicable law), to the full extent permitted by applicable law, on the date of this Security Agreement or the date of such Debtor's default, together with any and all other rights and remedies otherwise provided and available to Secured Party by applicable law unless such application would result in the invalidity or unenforceability of any provision hereof, in which case the law of the state in which any of the Collateral is located shall apply to the extent necessary to render such provision valid and enforceable; and, in conjunction with, in addition to, or substitution for those rights, Secured Party


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may, at the direction or with the approval of the Majority Banks, or with respect to subparagraph (3) below, all of the Banks:

                  (1) Enter upon such Debtor's premises to take possession of, assemble, collect and/or dispose of the Collateral and, if Secured Party elects to do, to apply any of the Collateral against any of the Secured Obligations;

                  (2) Require such Debtor to assemble the Collateral and make it available at a place Secured Party designates to allow Secured Party to take possession or dispose of the Collateral;

                  (3) Waive any default, or remedy any default in any reasonable manner, without waiving its rights and remedies upon default and without waiving any other prior or subsequent default;

                  (4) Without any notice to any Debtor, notify any parties obligated on any of the Collateral to make payment to the Secured Party, on behalf of the Banks, of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) the indebtedness thereunder or evidenced thereby. Upon request of the Secured Party, each Debtor will, at its own expense, notify any parties obligated to such Debtor on any of the Collateral to make payment to the Secured Party of any amounts due or to become due thereunder, and indicate on all billings to such account debtors that their accounts must be paid to or as directed by Secured Party. Each Debtor agrees that neither Secured Party nor the Banks shall be liable for any loss or damage which such Debtor suffers or may suffer as a result of Secured Party's processing of items or its exercise of any other rights or remedies under this Security Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party not related to or affiliated with such Debtor arising out of or in connection with the processing of items (excluding only the claims of such third parties in connection with the processing of items based upon the gross negligence or willful misconduct of Secured Party) or the exercise of any other rights or remedies hereunder. Each Debtor further agrees to indemnify and hold Secured Party and the Banks harmless from and against all such third party claims, demands or actions, including without limitation litigation costs and reasonable attorneys' fees, excepting only those claims, demands and actions arising as a result of the gross negligence or willful misconduct of Secured Party or any of the Banks;

                  (5) Appoint any officer or agent of Secured Party as a Debtor's true and lawful proxy and attorney-in-fact, with power, upon the occurrence of any Event of Default (exercisable so long as such Event of Default is continuing); to endorse such Debtor's name or any of its officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under any policy of insurance on the Collateral) or Collateral that may come into possession of the Secured Party in full or part payment of any amounts owing to the Banks; to sign and endorse the name of such Debtor and/or any of its officers or agents upon any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and any instrument or document relating thereto or to such Debtor's rights therein; to execute on behalf of such Debtor any financing statements, amendments, subordinations or other filings pursuant to the Credit Agreement, this Security Agreement or the other Loan Documents; each Debtor hereby granting unto Secured Party on behalf of the Banks, as the proxy and attorney-in-fact of such Debtor, full power to do any and all things necessary to be done in and about the premises as fully and effectually as such Debtor might or could do, and hereby ratifying all that said proxy and attorney shall lawfully do or cause to be done by virtue hereof. The proxy and power of attorney described herein shall be deemed to be coupled with an interest and shall be irrevocable for the entire term of the Credit Agreement, the Notes and all transactions thereunder and thereafter as long as any Secured Obligations or any of the commitments to lend (whether optional or obligatory) remain outstanding. The Secured Party shall have full power to collect, compromise, endorse, sell or otherwise deal with the Collateral or proceeds thereof on behalf of the Banks in its own name or in the name of such Debtor, provided that Secured Party shall act in a commercially reasonable manner.

         C. RIGHT OF SALE.

                  (1) Each Debtor agrees that upon the occurrence and continuance of an Event of Default (taking into account applicable periods of cure, if any), Secured Party may, at its option, sell and dispose of the Collateral at public or private sale without any previous demand of performance. Each Debtor agrees that notice of such sale sent to Debtor's address, as set forth in the Credit Agreement, by certified or registered mail sent at least ten (10) Business Days prior to such sale, shall constitute reasonable notice of sale. The foregoing shall not require notice if none is necessary under applicable law. The proceeds of sale shall be applied in the following order:

                        (i) to all reasonable costs and charges incurred by
                  Secured Party in the taking and causing the removal, repair and sale of said property, including such reasonable attorneys' fees (if permitted by law) as shall have been incurred by Secured Party;

                       (ii) to the Secured Obligations, including without
                  limitation all accrued interest thereon, premiums and make whole amounts, if any, in the order set forth in the Credit Agreement; and

                      (iii) any surplus of such proceeds remaining shall be paid to such Debtor, or to such other party who shall lawfully be entitled thereto.

                  (2) At any sale or sales made pursuant to this Security Agreement or in a suit to foreclose the same, the Collateral may be sold en masse or separately, at the same or at different times, for cash, on credit or for future delivery at the option of the Secured Party or its assigns. Such sale may be public or private with notice as required by the Uniform Commercial Code as then in effect in the state in which the Collateral is located, and the Collateral need not be present at the time or place of sale. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Company and each Debtor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree, and in all events such sale shall be deemed commercially reasonable. At any such sale, the Secured Party may bid for and purchase any of the property sold, notwithstanding that such sale is conducted by the Secured Party or its attorneys, agents, or assigns.

         D. MISCELLANEOUS. Secured Party shall have the right at all times to enforce the provisions of this Security Agreement, on behalf of Banks, in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of Secured Party or any of the Banks in refraining from so doing at any time or times. The failure of Secured Party or any of the Banks at any time or times to enforce its rights under said provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific provisions of this Security Agreement or as having in any way or manner modified the same. All rights and remedies of Secured Party and Banks hereunder shall be cumulative and concurrent, and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.


         VI. REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTORS.

         Each Debtor represents and warrants, and, after the date hereof, covenants so long as any of the Credit Agreement, the Notes (if issued) the Letter of Credit Agreements, the Guaranty or any Interest Rate Protection Agreements remain in effect, that:

         A. Such Debtor's chief executive office and principal place of business are set forth in Schedule III hereto and such Debtor has not maintained its chief executive office and principal place with business at any other location since September 30, 1999;

         B. Each other location where such Debtor maintains a place of business is set forth on Schedule IV;

         C. No financing statement covering the Collateral, or any part thereof, has been or will be filed with any filing officer, except as permitted under the Credit Agreement (including the schedules thereto).

         D. No other agreement, pledge or assignment covering the Collateral, or any part thereof, has been or will be made and no security interest, other than the one created hereby or pursuant to security agreements and pledges previously made in favor of Secured Party on behalf of the Banks, has or will be attached or has been or will be perfected in the Collateral or in any part thereof, except as permitted under the Credit Agreement.

         E. No material dispute, right of setoff, counterclaim or defenses exist with respect to any part of the Collateral (excluding accounts, accounts receivable and rights to payment for services rendered), except as permitted under the Credit Agreement.

         F. At the time Secured Party's security interest attaches to any of the Collateral or its proceeds, such Debtor will be the lawful owner thereof with the right to transfer any interest therein, such Collateral is free and clear of all liens other than the one created hereby or permitted by the Credit Agreement and that such Debtor will make such further assurances to prove its title to the Collateral as may be reasonably required, will keep such Collateral free and clear of all liens other than the one created hereby and liens permitted by the Credit Agreement, and will take such action to defend the Collateral and its proceeds against the lawful claims and demands of all persons whomsoever. The delivery at any time by such Debtor to Secured Party of Collateral, or financing statements covering any Collateral shall constitute a representation and warranty by such Debtor under this Security Agreement that, with respect to such Collateral, and each item thereof, such Debtor is owner of the Collateral and the matters heretofore warranted in this paragraph are true and correct in all material respects.

         G. It shall, if applicable, contemporaneously with the execution and delivery of this Agreement, execute and deliver to the Agent an Agreement (Trademark), an Agreement (Patent) and an Agreement (Copyright) in the forms of Exhibits A-1, A-2 and A-3 hereto, respectively, and shall execute and deliver to the Agent any other document reasonably required to acknowledge or register or perfect the Agent's and the Banks' interest in any of the Collateral described in Section I(d).

         VII. MUTUAL AGREEMENTS.

         Each Debtor and Secured Party mutually agree as follows:

         A. "Debtor" and "Secured Party" as used in this Security Agreement include the successors and permitted assigns of those parties.

         B. To the extent permitted by applicable law, except as otherwise provided herein, the law governing this Security Agreement shall be that of the State of Illinois.

         C. This Security Agreement includes all amendments and supplements hereto and all assignments hereof, provided, that such Debtor and Secured Party shall not be bound by any amendment hereto unless such amendment is expressed in a writing executed by each of them.

         D. All capitalized or other terms not specifically defined herein are used as defined in the Credit Agreement. To the extent not inconsistent therewith, all such terms shall also be construed in conformity with the Illinois or other applicable Uniform Commercial Code.

         E. The security interest granted under this Security Agreement shall be a continuing security interest in every respect (whether or not the outstanding balance of the Secured Obligations is from time to time temporarily reduced to zero) and Secured Party's security interest in the Collateral as granted herein shall continue in full force and effect for the entire duration that the Credit Agreement remains in effect and until all of the Secured Obligations are repaid and discharged in full, and no commitment (whether optional or obligatory) to extend any credit under the Credit Agreement, any of the Notes or any Letter of Credit Agreement remains outstanding. Upon payment in full of all Secured Obligations and when all commitments to extend any credit under the Credit Agreement have been terminated, the Secured Party shall, at Debtors' expense, execute and deliver to Debtors all instruments and documents as may be necessary or proper to release the lien on and security interest in the Collateral which has been granted hereunder.

         F. THE PARTIES HERETO ACKNOWLEDGE THAT THIS SECURITY AGREEMENT IS SUBJECT TO THE MUTUAL WAIVER OF JURY TRIAL CONTAINED IN THE APPLICABLE PROVISIONS OF THE CREDIT AGREEMENT AND THE GUARANTY, AS APPLICABLE.

         G. Each of the Debtors hereby irrevocably submits to the non-exclusive jurisdiction of any United States Federal Court sitting in Detroit, Michigan or Chicago, Illinois or any Michigan State court sitting in Detroit, Michigan or any Illinois State court sitting in Chicago, Illinois, in any action or proceeding arising out of or relating to this Security Agreement and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such United States Federal Court, Michigan or Illinois state court. Each Debtor irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of Michigan or State of Illinois by the delivery of copies of such process to such Debtor at its address specified in Schedule III hereto or by certified mail directed to such address. Nothing in this paragraph shall affect the right of the Banks and the Secured Party to serve process in any other manner permitted by law or limit the right of the Banks or the Secured Party (or any of them) to bring any such action or proceeding against any of the Debtors or any of its or their property in the courts of any other jurisdiction. Each of the Debtors hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts.

         H. In accordance with Section 7.19 of the Credit Agreement, certain future Subsidiaries of the Company shall become obligated as Debtors hereunder (each as fully as though an original signatory hereto) by executing and delivering to Agent and the Banks that certain joinder agreement in the form attached to this Security Agreement as Exhibit B.

         In the event of any conflict between the terms and conditions of this Security Agreement and the terms and conditions of the Credit Agreement, the terms and conditions of the Credit Agreement shall govern and control.

                     [SIGNATURES FOLLOW ON SUCCEEDING PAGES]

         IN WITNESS WHEREOF, each of the undersigned Debtors and Secured Party have executed this Security Agreement as of the day and year first above written.

                              HA-LO INDUSTRIES, INC.


                              By:_______________________________________

                              Its:______________________________________


                              CREATIVE CONCEPTS IN ADVERTISING, INC.


                              By:_______________________________________

                              Its:______________________________________


                              MARKET U.S.A. INC.


                              By:_______________________________________

                              Its:______________________________________


                              PREMIER PROMOTIONS AND MARKETING, INC.


                              By:_______________________________________

                              Its:______________________________________


                              LIPSON ASSOCIATES, INC. (d/b/a LAGA)


                              By:_______________________________________

                              Its:______________________________________

                                                             Signature Page 1 to
                                                     Domestic Security Agreement

                              UPSHOT DIRECT, INC.


                              By:_______________________________________

                              Its:______________________________________


                              LEE WAYNE CORPORATION


                              By:_______________________________________

                              Its:______________________________________


                              UPSHOT (NEW YORK), INC.


                              By:_______________________________________

                              Its:______________________________________


                              HA-LO SPORTS, INC.


                              By:_______________________________________

                              Its:______________________________________


                              PROMOTIONAL MARKETING, L.L.C.


                              By:_______________________________________

                              Its:______________________________________



                                                             Signature Page 2 to
                                                     Domestic Security Agreement

                                        CF NAPA DESIGN, INC.


                                        By:___________________________________

                                        Its:__________________________________


ACCEPTED BY SECURED PARTY:
- -------------------------

COMERICA BANK, as Agent for the Banks



By:_______________________________

Its:______________________________








                                                             Signature Page 3 to
                                                     Domestic Security Agreement

                                   SCHEDULE I

                              Intellectual Property

See attached.

                                                                    Attachment 1
                                                           to Agreement (Patent)


NONE.

                                   Schedule II

                             Location of Collateral

1.       HA-LO INDUSTRIES, INC.
         Arizona
         California
         Florida
         Georgia
         Idaho
         Illinois
         Indiana
         Massachusetts
         Minnesota
         New Jersey
         New Mexico
         New York
         North Carolina
         Ohio
         South Carolina
         Tennessee
         Texas
         Utah
         Virginia
         Washington
         Wisconsin

2.       CREATIVE CONCEPTS IN ADVERTISING, INC.
         Alabama
         Florida
         Illinois
         Michigan
         Pennsylvania
         Rhode Island
         Tennessee
         Canada

3.       MARKET U.S.A. INC.
         Arizona
         Florida
         Illinois
         Kansas
         Ohio
         Texas
         Wisconsin
         Canada

4.       LEE WAYNE CORPORATION
         California
         Illinois
         Michigan
         Louisiana
         Ohio
         Pennsylvania

                                  Schedule III

                      Each Debtor's chief executive office
                         and principal place of business

Ha-Lo Industries, Inc.
5980 Towny Avenue
Niles, IL 60714

Federal Employment I.D. Number: 36-3573412

                                   Schedule IV

                         Locations of Place of Business

                 (Other than chief executive place of business)

None.

                                                                     EXHIBIT A-1
                                                           to Security Agreement

                                    AGREEMENT
                                   (Trademark)

         THIS AGREEMENT (TRADEMARK) (this "Agreement"), dated as of March 31, 2000, between the undersigned (individually each the "Debtor" and collectively the "Debtors") and Comerica Bank in its capacity as Agent for the Banks referred to below ("Secured Party").

                                   WITNESSETH

         A. WHEREAS, pursuant to that certain Ha-Lo Industries, Inc. Revolving Credit Agreement dated as of March 31, 2000 (as amended or otherwise modified from time to time, the "Credit Agreement"), among Ha-Lo Industries, Inc. ("Company"), the Canadian Permitted Borrower, each of the financial institutions party thereto (collectively, the "Banks") and Secured Party, as Agent for the Banks, the Banks have agreed, subject to the satisfaction of certain terms and conditions, to make Advances to Company and to provide for the issuance of Letters of Credit for the account of Company, individually, or jointly and severally with certain of the other Account Parties (as such terms are defined in the Credit Agreement), as provided therein; and

         B. WHEREAS, in connection with the Credit Agreement, the Debtors have executed and delivered a Security Agreement, dated as of the date hereof (as amended or otherwise modified from time to time, the "Security Agreement"); and

         C. WHEREAS, as a condition precedent to the making of the initial Advances under the Credit Agreement, the Debtors are required to execute and deliver this Agreement and to further confirm the grant to the Secured Party for the benefit of the Banks a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Secured Obligations.

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Banks to make Advances (including the initial Advance) to the Company pursuant to the Credit Agreement, Debtors agree, for the benefit of the Banks, as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

         SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Debtors do hereby mortgage, pledge and hypothecate to the Secured Party for the benefit of the Banks, and grant to the Secured Party for the benefit of the Banks a security interest in, all of the following property (the "TRADEMARK COLLATERAL"), whether now owned or hereafter acquired or existing:

                  (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this CLAUSE (a) being collectively called a "TRADEMARK") now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of ATTACHMENT 1 hereto;

                  (b) all Trademark licenses, including each Trademark license referred to in ITEM B of ATTACHMENT 1 hereto;

                  (c) all renewals of any of the items described in CLAUSES (a) and (b);

                  (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSES (a) and (b); and

                  (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Debtors against third parties for past, present, or future infringement or dilution of any Trademark, Trademark registration, or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in ITEM A and ITEM B of ATTACHMENT 1 hereto, or for any injury to the goodwill associated with the use of any Trademark or for breach or enforcement of any Trademark license.

         SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Debtors for the purpose of registering the security interest of the Secured Party and the Banks in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Secured Party and the Banks under the Security Agreement as security for the discharge and performance of the Secured Obligations. The Security Agreement (and all rights and remedies of the Secured Party and the Banks thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. RELEASE OF SECURITY INTEREST. Upon payment in full of all Secured Obligations and when all commitments to extend any credit under the Credit Agreement have been terminated, the Secured Party shall, at the Debtors' expense, execute and deliver to the Debtors all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

         SECTION 5. ACKNOWLEDGMENT. The Debtors do hereby further acknowledge and affirm that the rights and remedies of the Secured Party for the benefit of the Banks with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. LOAN DOCUMENTS, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


                     [SIGNATURES FOLLOW ON SUCCEEDING PAGES]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                                          DEBTORS:


                                          ______________________________________



                                          By:
                                             ___________________________________

                                          Its:
                                              __________________________________




                                          ______________________________________



                                          By:___________________________________

                                          Its:__________________________________



                                          COMERICA BANK, as Agent for the Banks



                                          By:___________________________________

                                          Its:__________________________________

                                                                    ATTACHMENT 1
                                                                              to
                                                                       Agreement
                                                                     (Trademark)

Item A.  TRADEMARKS


                              REGISTERED TRADEMARKS


COUNTRY  TRADEMARK                                   REGISTRATION NO.


                         PENDING TRADEMARK APPLICATIONS


COUNTRY  TRADEMARK                                   SERIAL NO.


                   EXPIRED, ABANDONED OR CANCELLED TRADEMARKS


COUNTRY  TRADEMARK                                   REGISTRATION NO./SERIAL NO.


                      TRADEMARK APPLICATIONS IN PREPARATION


COUNTRY  TRADEMARK                                   PRODUCTS/SERVICES


Item B.  TRADEMARK LICENSES

                                                                     EXHIBIT A-2
                                                           to Security Agreement


                                    AGREEMENT
                                    (Patent)

         THIS AGREEMENT (PATENT) (this "Agreement"), dated as of March 31, 2000, among the undersigned (individually each a "Debtor" and collectively the "Debtors"), and Comerica Bank in its capacity as agent for the Banks referred to below.

                                   WITNESSETH

         A. WHEREAS, pursuant to that certain Ha-Lo Industries, Inc. Revolving Credit Agreement dated as of March 31, 2000 (as amended or otherwise modified from time to time, the "Credit Agreement"), among Ha-Lo Industries, Inc. ("Company"), the Canadian Permitted Borrower, each of the financial institutions party thereto (collectively, the "Banks") and Secured Party, as Agent for the Banks, the Banks have agreed, subject to the satisfaction of certain terms and conditions, to make Advances to Company and to provide for the issuance of Letters of Credit for the account of Company individually, or jointly and severally with certain of the other Account Parties (as such terms are defined in the Credit Agreement), as provided therein; and

         B. WHEREAS, in connection with the Credit Agreement, the Debtors have executed and delivered a Security Agreement, dated as of the date hereof (as amended or otherwise modified from time to time, the "Security Agreement"); and

         C. WHEREAS, as a condition precedent to the making of the initial Advances under the Credit Agreement, the Debtors are required to execute and deliver this Agreement and to further confirm the grant to the Secured Party for the benefit of the Banks a continuing security interest in all of the Patent Collateral (as defined below) to secure all Secured Obligations.

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Banks to make Advances (including the initial Advance) to the Company pursuant to the Credit Agreement, the Debtors agree, for the benefit of the Banks, as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

         SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Debtors do hereby mortgage, pledge and hypothecate to the Secured Party for the benefit of the Banks, and grant to the Secured Party for the benefit of the Banks a security interest in, all of the following property (the "PATENT COLLATERAL"), whether now owned or hereafter acquired or existing:

                  (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Attachment 1 hereto;

                  (b) all patent licenses, including each patent license referred to in Item B of Attachment 1 hereto;

                  (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in the foregoing clauses (a) and (b); and

                  (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceed of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Attachment 1 hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Attachment 1 hereto, and all rights corresponding thereto throughout the world.

         SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Debtors for the purpose of registering the security interest of the Secured Party and the Banks in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Secured Party and the Banks under the Security Agreement as security for the discharge and performance of the Secured Obligations. The Security Agreement (and all rights and remedies of the Secured Party and the Banks thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. RELEASE OF SECURITY INTEREST. Upon payment in full of all Secured Obligations and when all commitments to extend any credit under the Credit Agreement have been terminated, the Secured Party shall, at the Debtors' expense, execute and deliver to the Debtors all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

         SECTION 5. ACKNOWLEDGMENT. The Debtors do hereby further acknowledge and affirm that the rights and remedies of the Secured Party for the benefit of the Banks with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. LOAN DOCUMENTS, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                      DEBTOR:

                                      __________________________________


                                      By:
                                         _______________________________

                                      Its:
                                          ______________________________



                                      __________________________________



                                      By:
                                         _______________________________

                                      Its:
                                          ______________________________



                                      COMERICA BANK, as Agent for the Banks


                                      By:
                                         _______________________________

                                      Its:
                                          ______________________________

                                                                    Attachment 1
                                                           to Agreement (Patent)



Patents (including letters patent and applications for letters patent):

- --------------------------------------------------------------------------------------------------------------------
Country                        Patent                       Patent No.                  Issue Date
- --------------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------

Patent licenses:

                                                                     EXHIBIT A-3
                                                           to Security Agreement

                                    AGREEMENT
                                   (Copyright)


         THIS AGREEMENT (COPYRIGHT) (this "Agreement"), dated as of March 31, 2000, between the undersigned (individually each the "Debtor" and collectively the "Debtors") and Comerica Bank in its capacity as Agent for the Banks referred to below ("Secured Party").

                                   WITNESSETH

         A. WHEREAS, pursuant to that certain Ha-Lo Industries, Inc. Revolving Credit Agreement dated as of March 31, 2000 (as amended or otherwise modified from time to time, the "Credit Agreement"), among Ha-Lo Industries, Inc. ("Company"), the Canadian Permitted Borrower, each of the financial institutions party thereto (collectively, the "Banks") and Secured Party, as Agent for the Banks, the Banks have agreed, subject to the satisfaction of certain terms and conditions, to make Advances to Company and to provide for the issuance of Letters of Credit for the account of Company individually, or jointly and severally with certain of the other Account Parties (as such terms are defined in the Credit Agreement), as provided therein; and

         B. WHEREAS, in connection with the Credit Agreement, the Debtors have executed and delivered a Security Agreement, dated as of the date hereof (as amended or otherwise modified from time to time, the "Security Agreement"); and

         C. WHEREAS, as a condition precedent to the making of the initial Advances under the Credit Agreement, the Debtors are required to execute and deliver this Agreement and to further confirm the grant to the Secured Party for the benefit of the Banks a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Secured Obligations.

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Banks to make Advances (including the initial Advance) to the Company pursuant to the Credit Agreement, Debtors agree, for the benefit of the Banks, as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

         SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Debtors do hereby mortgage, pledge and hypothecate to the Secured Party for the benefit of the Banks, and grant to the Secured Party for the benefit of the Banks a security interest in, all of the following property, whether now owned or hereafter acquired or existing: all United States copyrights and mask works, whether or not registered, and all applications for registration of all copyrights and mask works, including, but not limited to all copyrights and mask works, and all

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applications for registration of all copyrights and mask works identified in
Attachment 1 hereto and made a part hereof, and including without limitation
(1) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof; (2) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all Copyright Licenses entered into in connection therewith, and damages and payments for past or future infringements thereof); and (3) all rights corresponding thereto and all modifications, adaptations, translations, enhancements and derivative works, renewals thereof, and all other rights of any kind whatsoever of the Grantor accruing thereunder or pertaining thereto (Copyrights and Copyright Licenses being, collectively, the "COPYRIGHT COLLATERAL").

         SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Debtors for the purpose of registering the security interest of the Secured Party and the Banks in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Secured Party and the Banks under the Security Agreement as security for the discharge and performance of the Secured Obligations. The Security Agreement (and all rights and remedies of the Secured Party and the Banks thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. RELEASE OF SECURITY INTEREST. Upon payment in full of all Secured Obligations and when all commitments to extend any credit under the Credit Agreement have been terminated, the Secured Party shall, at the Debtors' expense, execute and deliver to the Debtors all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

         SECTION 5. ACKNOWLEDGMENT. The Debtors do hereby further acknowledge and affirm that the rights and remedies of the Secured Party for the benefit of the Banks with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. LOAN DOCUMENTS, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                           DEBTORS:


                                           By:__________________________________

                                           Its:_________________________________




                                           By:__________________________________

                                           Its:_________________________________



                                           COMERICA BANK, as Agent for the Banks



                                           By:__________________________________

                                           Its:_________________________________






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                                                                       EXHIBIT B
                                                                              to
                                                              Security Agreement


                                JOINDER AGREEMENT


         THIS JOINDER AGREEMENT is dated as of _____________, ____ by the undersigned ("New Debtor").

         WHEREAS, pursuant to Section 7.19 of that certain Revolving Credit Agreement dated as of March 31, 2000 (as amended or otherwise modified from time to time, the "Credit Agreement") by and among Ha-Lo Industries, Inc. ("Company"), the Canadian Permitted Borrower, Banks signatory thereto and Comerica Bank, as Agent for the Banks (in such capacity, "Agent") and pursuant to Section VII.H of that certain Security Agreement dated March 31, 2000 (as amended or otherwise modified from time to time, the "Security Agreement) executed and delivered by the Debtors signatory thereto, in favor of Agent on behalf of the Banks, the New Debtor must execute and deliver a Joinder Agreement in accordance with the Credit Agreement and the Security Agreement.

         NOW THEREFORE, as a further inducement to Banks to continue to provide Credit accommodations to the Company, New Debtor hereby covenants and agrees as follows:

         1. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless expressly defined to the contrary.

         2. New Debtor hereby enters into this Joinder Agreement in order to comply with Section 7.19 of the Credit Agreement and does so in consideration of the Advances made or to be made and the Letters of Credit issued or to be issued from time to time under the Credit Agreement (and the other Loan Documents, as defined in the Credit Agreement).

         3. New Debtor shall be considered, and deemed to be, for all purposes of the Credit Agreement, the Security Agreement and the other Loan Documents, a Debtor under the Security Agreement as fully as though New Debtor had executed and delivered the Security Agreement at the time originally executed and delivered under the Credit Agreement and hereby ratifies and confirms its obligations under the Security Agreement, all in accordance with the terms thereof.

         4. No Default or Event of Default (each such term being defined in the Credit Agreement) has occurred and is continuing under the Credit Agreement.

         5. This Joinder Agreement shall be governed by the laws of the State of Illinois and shall be binding upon New Debtor and its successors and assigns.

         IN WITNESS WHEREOF, the undersigned New Debtor has executed and delivered this Joinder Agreement as of the day and year first above written.


                                          [NEW DEBTOR]


                                          By:__________________________________


                                          Its:_________________________________





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